DISTRIBUTION AND SALES AGREEMENT


      This Agreement, made and entered into as of July 9, 2004, by and between 110 Media Group, Inc., a Delaware corporation ("110 Media"), with office at 95 Broadhollow Road, Melville, New York 11747 and i.Broadcast, Inc. a Washington corporation ("i.Broadcast") with offices at 6947 Coal Creek Parkway, SE, New Castle, Washington 98059.

                              W I T N E S S E T H

      WHEREAS, i.Broadcast is a developer and provider of content and technology products, which are described in Exhibit "A" attached hereto (the "Products") and which are primarily distributed over the Internet; and

      WHEREAS, 110 Media employs a sales force for marketing and selling content and technology products to website domain owners who in turn market and sell such products through their websites; and

      WHEREAS, i.Broadcast desires to utilize the services of 110 Media to market and sell its Products.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, i.Broadcast and 110 Media agree as follows:

1. Distributorship. i.Broadcast hereby appoints 110 Media as its distributor for the Products and 110 Media agrees to diligently market and sell the Products during the term of this Agreement.

2. Term. This Agreement shall become effective at the time this Agreement is executed. The term of this Agreement shall be three (3) years. Either party may terminate the Agreement upon thirty (30) days written notice.

3. Pricing. i.Broadcast agrees to maintain said pricing structure, as set forth on Exhibit "B" hereto, for the first three year term of this Agreement. In the event i.Broadcast changes or modifies its pricing structure, it will notify 110 Media in writing 15 days prior to such change, and 110 Media agrees to abide by such change or modification.

4. Sales and Marketing. 110 Media shall be responsible for all advertising and promotional and marketing materials required for the sale of the Products. i.Broadcast shall assist 110 Media in the preparation of such materials and Product training if requested to do so. It is specifically agreed and understood that 110 Media shall be permitted to market the Products in any manner it deems fit. 110 Media agrees to use reasonable efforts to promote and develop sales of the Products. In the event that 110 Media fails to meet this obligation, i.Broadcast's sole remedy shall be to terminate this Agreement and, in no event shall 110 Media be liable for consequential damages to i.Broadcast resulting from such breach except as provided for herein.

5.    Payment for Service.

      (a) i.Broadcast shall pay to 110 Media, by the twenty-fifth (25th) of the month, 100% of the first month's gross revenues for each paid order placed through the services of 110 Media's sales force. 110 Media shall be responsible to compensate its sales force such funds; and

      (b) i.Broadcast and 110 Media shall split, on a fifty/fifty basis, the net revenues of all recurring business resulting from the initial orders placed by 110 Media's sales force. i.Broadcast shall pay to 110 Media, by the fifteenth of each month, its portion of the net revenues from the prior month's sales.

      (c) For the purposes of this Agreement, net revenues shall be defined as gross revenues minus the following expenses:

            (i)   10% commission to be paid to 110 Media's sales force;

            (ii)  costs related to sales and marketing;

            (iii) publisher's royalties; and

            (iv)  bandwidth expenses.

6. Accounting. i.Broadcast shall keep complete and correct records and books of account containing all information required for the computation and verification of amounts to be paid pursuant to paragraph 5 hereof; and, at the request of 110 Media, i.Broadcast shall permit an independent public accountant selected and paid for by 110 Media, except one to whom i.Broadcast has some reasonable objection, to have access, during ordinary business hours, to such records as may be necessary:

      (a) to determine in respect to any monthly payment, the correctness of any report or payment made under this Agreement; or

      (b) to obtain information as to the payments due for any such month in the case of failure of i.Broadcast to report or pay pursuant to the terms of this Agreement.

      Such accountant shall not disclose to 110 Media any information relating to the business of i.Broadcast except that which should properly be contained in any report submitted under this Agreement.

7.    Miscellaneous.

      7.1 Expenses. The parties hereto shall pay all of their own expenses relating to the negotiation of this Agreement, including the fees and expenses of their respective counsel. 110 Media agrees to pay its own operating expenses, including, but not limited to sales and advertising expenses.

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

      7.2 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York, applicable to agreements executed and to be performed solely within such State without regard to conflicts of laws.

      7.3 Jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought to the courts of the State of New York or in the United States District Court for the Southern or Eastern Districts of New York and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties.

      7.4 Captions. The Article and Section captions used herein for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

      7.5 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

      7.6 Notices. Any notice or other communication required or permitted hereunder shall be deemed sufficiently given when delivered in person, one business day after delivery to a reputable overnight carrier, four business days if delivered by registered or certified mail, postage prepaid or when sent by telecopy with a copy following by hand or overnight carrier or mailed, certified or registered mail, postage prepaid, addressed to the parties address set forth in the beginning of this Agreement.

      7.7 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      7.8 Entire Agreement. This Agreement, including the Appendix attached hereto and the other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      7.9 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by 110 Media and i.Broadcast.

      7.10 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

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

      7.11 Relationship of Parties and Authority. 110 Media expressly acknowledges that it is an independent contractor and nothing in this Agreement is intended to create a franchise, employment or partnership relationship between the parties. Neither of the parties nor their agents and employees shall under any circumstances be considered to be agents or representatives of the other party and neither party shall have the right and shall not attempt to enter into contracts or commitments in the name or on behalf of the other party, or to bind the other party in any respect whatsoever except as contained in this Agreement.

      7.12 Force Majeure. Neither party shall be considered in default or liable under this Agreement because of delays caused by war; civil riot; strikes or other labor disputes; fire; flood, storm or other casualty; failure of telecommunications, postal service, or common carrier; customs, export or other governmental restriction; inability to obtain material; or other circumstances beyond its reasonable control. If such an event prevents a party from fulfilling an obligation under this Agreement, it shall promptly notify the other party. Following notification, the relevant obligation shall remain pending until a reasonable time after the event ceases, except as otherwise expressly set forth herein.


                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives in each party's stated capacity as of the day and year first above written.


110 MEDIA GROUP, INC.                           I.BROADCAST, INC.



By:  /s/ Raymond Barton                         By:  /s/ Kassandra Mitchell
    --------------------------------                ----------------------------
Its:   CEO                                       Its:   Sec - Treas
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